                                                                    EXHIBIT 99.2

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                 [$498,807,000]
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                  SARM 2005-14
                                SENIOR TERM SHEET
                     SENIOR / SUBORDINATE REMIC CERTIFICATES

                    AURORA LOAN SERVICES LLC, MASTER SERVICER
                          WELLS FARGO BANK, NA, TRUSTEE

                                                     APPROX.        LEGAL        EXPECTED
                     APPROXIMATE       INITIAL       INITIAL        FINAL         RATINGS
      CLASS            SIZE ($)      COUPON (1)      C/E (2)       MATURITY     S&P/MOODYS
-----------------   --------------   -----------   -----------    ----------    -----------
       A1(3)        [$342,930,000]   1mL + [ ]%     [40.00%]       [7/2035]      [AAA/Aaa]
       A2(3)        [$124,701,000]   1mL + [ ]%     [15.00%]       [7/2035]      [AAA/Aaa]
       A3(3)        [$31,176,000]    1mL + [ ]%      [8.75%]       [7/2035]       [AAA/NR]
     1-AX (4)            (4)          Variable       [8.75%]       [7/2035]      [AAA/Aaa]
     2-AX (4)            (4)          Variable       [8.75%]       [7/2035]      [AAA/Aaa]
       R (5)            [$100]        [4.330%]       [8.75%]       [7/2035]      [AAA/Aaa]
       B (6)        [$47,831,526]    1mL + [ ]%    Not Offered     [7/2035]     Not Offered
    BX (4) (7)           (4)          Variable     Not Offered     [7/2035]     Not Offered

(1) Each Class of Offered Certificates will accrue interest based on the components for such respective Class at a rate equal to one-Month LIBOR plus a specified spread, subject to a maximum rate of the Net WAC for the related Mortgage Pool. One Month LIBOR for the first accrual period will be equal to [3.09%].

(2) Initial credit support ("C/E") for a class equals the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class. In addition, any losses allocable to the Class A1 Certificates will be allocated (i) to the Class A3 Certificates until reduced to zero, and (ii) allocated to the Class A2 Certificates until reduced to zero.

(3) The Class A1, A2 and A3 Certificates will have one component from each Mortgage Pool. Such components will not be severable.

(4) The Class 1-AX, Class 2-AX and Class BX Certificates will be interest only certificates and will not be entitled to any distributions of principal. In addition, distributions of interest to the Class 1-AX certificates will be available to pay basis risk shortfalls to the Class A Certificates for the first [ ] Distribution Dates.

(5) The Class R is a REMIC tax residual that will accrue interest based on the Net WAC of Mortgage Pool 1.

(6) The Class B and Class BX will be subordinated to the Offered Certificates for payments of interest and principal.

(7)  The Class 1-AX, 2-AX, R, B and BX Certificates are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

     o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

     o The collateral will be comprised of two pools of 12-month MTA negam ARMs (negam "Option ARMs") that were originated by Countrywide Home Loans. Each Mortgage Loan will have a Life Ceiling of 9.95%, and will feature a Maximum Negative Amortization Limit of 115% (exception, State of New York 110%).

     o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 1.00% to 4.25%. As of the Cut-Off Date, approximately 14.98% of the Pool 1 and approximately 66.79% Pool 2 mortgage loans are still in the teaser rate period, respectively. Below is a summary of each Mortgage Pool based on the Cut-Off Date collateral:

                                                GROSS     NET     GROSS     LIFE
          POOL       BALANCE       % BALANCE     WAC      WAC     MARGIN   CEILING
          -----   --------------   ---------   -------   ------   ------   -------
            1     299,045,861.42       54.71%    4.722%   4.330%    2.93%     9.95%
            2     247,593,765.08       45.29%    2.552%   2.153%    2.89%     9.95%
          -----   --------------   ---------   -------   ------   ------   -------
          Total   546,639,626.50      100.00%    3.739%   3.344%    2.91%     9.95%
          -----   --------------   ---------   -------   ------   ------   -------

     o The first payment change date will be the first of the month on which the thirteenth monthly payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

     o On each payment change date (with the exception of each fifth payment change date and the final payment change date), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The mortgage is recast every five years without provision for the payment cap.

     o Class A1, Class A2 and Class A3 (the "OFFERED CERTIFICATES") will each have a one component that is based on Mortgage Pool 1 and Mortgage Pool 2. Each component will accrue interest based on (i) one-Month LIBOR plus a specified spread subject to (ii) a maximum rate equal to the Net WAC for the related Mortgage Pool. Such components will not be severable.

     o To the extent that the amount of interest calculated under clause (i) above for each component is limited by the application of the Net WAC cap for the related Mortgage Pool (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the Pool 1 Net WAC cap, or the Pool 2 Net WAC cap, as applicable).

     o Distributions of interest to the Class 1-AX certificates will be available to pay Basis Risk or Unpaid Basis Risk Shortfalls to the Class A Certificates for the first [ ] Distribution Dates.

     o 1% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance is less than 1% of the Cut-Off Date balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

STRUCTURE

     o Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in both Mortgage Pools. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans.

     o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Senior Certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal.

     o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each Mortgage Pool will be offset by principal prepayments on such related Mortgage Pool.

     o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated as follows:

               1. To all of the Certificates (other than the Class 1-AX and Class 2-AX Certificates) according to their respective principal amount, or apportioned principal balance in the case of the Subordinate Certificates, in reduction of the interest distributable to such Class for such Distribution Date;

               2. However, amounts allocated to the Subordinate Certificates (Class B) will instead be allocated to the Class BX Certificates up to the amount of the interest distributable to the Class BX Certificates for such Distribution Date;

               3. Any Net Deferred Interest in excess of interest accrued on the related Senior Class or Component will be applied to the Class 1-AX and Class 2-AX Certificates as applicable.

REALIZED LOSSES

     o Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates until the Class Principal Balance of such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Mortgage Pool in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

     o Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class A1 Certificates will be allocated (i) to the Class A3 Certificates until reduced to zero, and (ii) to the Class A2 Certificates until reduced to zero.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT SUPPORT

   CLASS B CERTIFICATES

     o The Class B Certificates are cross-collateralized. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the Mortgage Loans in one Mortgage Pool. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates.

     o Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first ten years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first fourteen years.

SHIFTING INTEREST SCHEDULE

     o If the senior enhancement percentage is less than two (2x) times the initial senior enhancement percentage the Senior Certificates will be entitled to the following percentage of Class B Certificates percentage of principal attributable to prepayments:

                  DISTRIBUTION DATES (MONTHS)       SHIFT %
                  ---------------------------      ---------
                          1 - 120                    100%
                         121 - 132                    70%
                         133 - 144                    60%
                         145 - 156                    40%
                         157 - 168                    20%
                           169+                        0%

     o    If the senior enhancement percentage is greater that or equal to two
          (2x) times the initial senior enhancement percentage the Senior Certificates will be entitled to the following percentage of Class B Certificates percentage of principal attributable to prepayments:

                  DISTRIBUTION DATES (MONTHS)       SHIFT %
                  ---------------------------      ---------
                          1 - 36                      50%
                           37+                         0%

(If the AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS

Cut-off Date:              May 1, 2005

Settlement Date:           May 31, 2004

Distribution Date:         25th of each month, commencing in June 2005

Issuer:                    Structured Adjustable Rate Mortgage
                           Loan Trust ("SARM")

Trustee:                   Wells Fargo Bank, NA

Master Servicer:           Aurora Loan Services, Inc. ("ALS")

Certificates:              "Senior Certificates": Class A1, A3, A3, 1-AX, 2-AX
                           and R Certificates.

                           "Subordinate Certificates": Class B Certificates.

                           "Offered Certificates":

Offered Certificates:      Class A1, A2, and A3 Certificates.

Master Servicer Fee:       The Master Servicer will be paid a monthly fee (the
                           "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account, established by the Master
                           Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                 30/360

Accrual Period:            The "Accrual Period" applicable to each class of
                           Offered Certificates with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing
                           Date) and ending on the day immediately preceding the related Distribution Date.

Settlement:                The Class A1, A2 and Class A3 will settle flat,
                           without accrued interest.

Delay Days:                0 day delay for the Offered Certificates.

Collection Period:         The "Collection Period" with respect to any
                           Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:              All the Senior and Subordinate Certificates are
                           book-entry form through DTC.

Minimum Denomination:      Minimum $25,000; increments $1 in excess thereof for
                           the Class A Certificates,

Tax Status:                REMIC for Federal income tax purposes.

SMMEA Eligibility:         The Offered Certificates will be SMMEA eligible.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                              TRANSACTION CONTACTS

MBS TRADING                Brendan Garvey                (212) 526-8320
                           Khalil Kanaan                 (212) 526-8320
                           Vanessa Farnsworth            (212) 526-8320

MBS SYNDICATE              Kevin White                   (212) 526-9519
                           Paul Tedeschi                 (212) 526-9519

MBS BANKING                Mike Hitzmann                 (212) 526-5806
                           Nick Stimola                  (212) 526-0212

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.